UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On November 8, 2016, Albany Molecular Research, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2016.  That release referred to certain attached financial highlights for the third quarter ended September 30, 2016.  The full text of the press release, including the financial tables referred to within the release, which were posted on the Company’s internet website, is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release and financial tables dated November 8, 2016, issued by Albany Molecular Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2016	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Felicia Ladin
		Name:	Felicia Ladin
		Title:	Senior Vice President, Chief Financial Officer and Treasurer